                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and to the use of our report dated March 22, 1996, with respect to the financial statements of AmeriServ Food Company included in the Registration Statement (Form S-4) and related Prospectus of AmeriServe Food Distribution, Inc. for the registration of $500,000,000 of 10 1/8% Senior Subordinated Notes.

Dallas, Texas                                                  ERNST & YOUNG LLP
August 6, 1997